UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2007
GTx, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	005-79588	62-1715807
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
3 N. Dunlap Street
Van Vleet Building
Memphis, Tennessee 38163
(901) 523-9700
(Address, including zip code, of Registrant’s principal executive offices
Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
On July 12, 2007, GTx, Inc. issued a press release announcing that a per protocol interim safety review by an independent Data Safety Monitoring Board (DSMB) recommended that GTx continue clinical development as planned with its two pivotal Phase III clinical trials of ACAPODENE® (toremifene citrate), a copy of which is furnished as Exhibit 99.1 to this Current Report.
ITEM 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated July 12, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.
Date: July 12, 2007	By:	/s/ Henry P. Doggrell
		Name:	Henry P. Doggrell
		Title:	Vice President, General Counsel/Secretary